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                                                                               LEXINGTON STRATEGIC INVESTMENTS FUND, INC.

                                                                                SPECIAL MEETING OF SHAREHOLDERS SCHEDULED
                                                                                         TO BE HELD ON APRIL 28, 1999
LEXINGTON STRATEGIC INVESTMENTS FUND, INC
P.O. BOX 1515                                                          THIS  PROXY  IS  SOLICITED  BY THE  BOARD OF  DIRECTORS  OF
PARK 80 WEST, PLAZA TWO                                                LEXINGTON  STRATEGIC  INVESTMENTS  FUND, INC. (the "Fund"),
SADDLE BROOK, NEW JERSEY 07663                                         for use at a Special  Meeting of Shareholders to be held at the offices of the Fund, P.O. Box 1515, Park 80 West, Plaza
                                                                       Two, Saddle Brook, New Jersey 07663, on APRIL 28, 1999,
                                                                       at 9:30 a.m., eastern time.  The undersigned hereby appoints
                                                                       Richard J. Lavery and Enrique Faust and each of them with
                                                                       full power of substitution, as Proxies of the undersigned to vote at the above-stated Special Meeting, and at all
                                                                       adjournments thereof, all shares of beneficial interest of
                                                                       Fund that are held of record by the undersigned on the record date for the Special Meeting upon the matter enumerated
                                                                       below.

                                                                       IF THIS RROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED
                                                                       AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON
                                                                       THE MATTERS PRESENTED.  THE BOARD OF DIRECTORS RECOMMENDS
                                                                       THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL.

                                                                       Please sign exactly as your name appears on this card.  When account is joint tenants, all should sign.  When signing as executor, administrator, trustee, or guardian, please give title.  If a corporation or partnership, sign entity's name and by authorized person.


IMPORTANT NOTICE: Please take a moment now to vote your shares. [You may vote directly over the phone by calling 800-526-0056. Representatives are available from 9:00 a.m. to 5:00 p.m. eastern time. You may also fax your ballot to 201-845-3534 or return it in the enclosed postage
paid   envelope. Your  vote  is  important.  Thank  you
for your prompt action.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]                 KEEP THIS PORTION FOR YOUR RECORDS
                                                                                     DETACH AND RETURN THIS PORTION ONLY
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                                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
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LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
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Vote On Proposals                                        For      Against    Abstain

1.       To   approve   the    Reorganization    of      [ ]        [ ]        [ ]
     Lexington Strategic Investments Fund, Inc. as is more fully described in the accompanying
     Combined Prospectus/Proxy Statement.

2.    In their  discretion,  the Proxies are
      authorized to vote upon such other
      business as may properly come before the meeting.

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Signature [PLEASE SIGN WITHIN BOX]    Date                 Signature (Joint Owners)             Date
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